Post-employment benefits for associates (Details) - 12 months ended Dec. 31, 2020 SFr in Millions, $ in Millions	USD ($)	CHF (SFr)
Disclosure of defined benefit plans [line items]
Concentration of major plans, geographic	The major plans are based in Switzerland, the United States, the United Kingdom, Germany and Japan, which represent 95% of the Group’s total DBO for pension plans.	The major plans are based in Switzerland, the United States, the United Kingdom, Germany and Japan, which represent 95% of the Group’s total DBO for pension plans.
Major plans percentage in group DBO pensions	95.00%	95.00%
Most signigicant countries percentage on group DBO post employment benefit plans	81.00%	81.00%
Net Pre-tax curtailment gain (loss)	$ 101	SFr 90